EXHIBIT 10.2

FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT (this “Amendment”) is made as of August 13, 2009 (the “Effective Date”) by and between YSI VENTURE LP LLC, a Delaware limited liability company (“Operator LP”), and HART — YSI INVESTOR LP LLC, a Delaware limited liability company (“Investor LP”).

RECITALS

A.                                   On August 6, 2009, Operator LP and Investor LP entered into that certain Contribution Agreement (the “Contribution Agreement”) pursuant to which a joint venture would be formed to own certain real estate.  Capitalized terms used herein, but not defined in this Amendment, shall have the meanings given to such terms in the Contribution Agreement.

B.                                  Operator LP and Investor LP now wish to modify certain terms and provisions of the Contribution Agreement on the terms set forth in this Amendment.

In consideration of the foregoing statements and the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree, each intending to be legally bound, as follows:

1.                                       Amendment to Section 7.4(a).  Section 7.4(a) of the Agreement is hereby modified to add an additional subsection (vii) as follows:

“(vii)                 arising from or in connection with any claim or proceeding against the Investor LP, Investor GP or the Company by a bankruptcy trustee or other third party in, or in connection with, a bankruptcy, insolvency or other creditors’ rights action or proceeding in which U-Store-It Trust, a Maryland real estate investment trust, YSI LP, Operator LP, Operator GP or any of their Affiliates is a debtor, the result of which causes the Company to lose any right, title or interest in all or any of the Locations, or any of its other assets; provided, however, to the extent that the Company actually recovers any of such loss from the applicable title company as a result of title insurance coverage under the Company’s title insurance policies, the amount of such recovery shall reduce the amount of the loss covered under the indemnity provisions of this subsection (vii); and if Operator LP has already reimbursed the Company for such loss, then the Company shall refund to Operator LP the amount of such reimbursement to the extent of such recovery under the Company’s title insurance policies.”

The other portions of Section 7.4(a) contained in the Contribution Agreement shall otherwise remain unchanged and in full force and effect.

2.                                       Amendment of Agreements at Second Closing Date.  If a Closing shall occur on the Second Closing Date pursuant to the terms of the Contribution Agreement, then Investor LP and Operator LP agree that the New Management Agreement and the New Services Agreement shall be amended as of the Second Closing Date so as to include all additional Locations which are contributed to the Company as of the Second Closing Date within the terms of said agreements.

3.                                       Amendments Regarding Vehicles.   Investor LP and Operator LP hereby acknowledge that, notwithstanding the provisions of Section 1.3(d) and Section 4.7 of the Contribution Agreement, the Vehicles will not be transferred to the Company.  Rather, the New Management Agreement will contain provisions (acceptable to Investor LP and Operator LP) requiring that the Property Manager coordinate the availability of Vehicles at the Locations in the ordinary course of the operation of the Locations (it being agreed that the Vehicles will be also available to non-Company facilities operated by YSI LP (or its Affiliates on a non-discriminatory basis).  In that regard:

(a)                                  Section 1.3(d) of the Contribution Agreement is hereby amended to strike therefrom the words “including trucks and/or vehicles located at each Location (“Vehicles”)”; and

(b)                                 Section 4.7 is hereby stricken from the Contribution Agreement.

4.                                       Certain Typographical Corrections.  The following provisions of the Contribution Agreement are hereby amended to correct typographical errors therein:

(a)                               The words “With respect to Material Objections” contained at the beginning of the fourth sentence of Section 3.2(c) of the Contribution Agreement shall be replaced with the words “With respect to any Title Defects”; and

(b)                              The references to “Investor LP” and “Investor GP” in subsection (j) of Section 3.5 of the Contribution Agreement shall be replaced with references to “Operator LP” and “Operator GP”.

5.                                       Modification of Exhibit C and Exhibit D.  Investor LP and Operator LP acknowledge that EXHIBIT D incorrectly identified Location #702 (4309 Ehrlich Road, Tampa FL) as a Tranche II Location and that such is actually a Tranche I Location.  As such, the REVISED EXHIBIT C and REVISED EXHIBIT D attached to this Amendment are substituted in the place and stead of EXHIBIT C and EXHIBIT D originally attached to the Contribution Agreement.

6.                                       Miscellaneous. Except as expressly amended hereby, the Contribution Agreement shall remain unmodified and in full force and effect.  This Amendment may be executed in counterparts and may be executed by facsimile or electronic transmission of signatures by the parties and such facsimile or electronic signatures shall be valid and binding for all purposes.

[Signature Pages Follow as S-1 and S-2]

2

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the Effective Date.

OPERATOR LP:

YSI VENTURE LP LLC, a Delaware limited liability company

By:	/s/ Jeffrey P. Foster
Name:	Jeffrey P. Foster
Title:	Vice President

INVESTOR LP:

HART — YSI INVESTOR LP LLC, a Delaware limited liability company

By:	HEITMAN AMERICA REAL ESTATE HOLDING, L.P., a Delaware limited liability company, its sole member

By:	HEITMAN AMERICA REAL ESTATE HOLDING GP, LLC, a Delaware limited liability company, its general partner

By:	HEITMAN AMERICA REAL ESTATE REIT LLC, a Delaware limited liability company, its managing member

By:	HEITMAN AMERICA REAL ESTATE TRUST, L.P., a Delaware limited partnership, its managing member

By:	HEITMAN AMERICA REAL ESTATE TRUST, LLC, a Delaware limited liability company, its general partner

	By:	/s/ David Perisho
	Name:	David Perisho
	Title:	Senior Vice President

S-1

JOINDER AND AGREEMENT OF YSI LP AND AFFILIATE OWNERS

By executing below, the undersigned hereby joins in this First Amendment to Contribution Agreement for the sole and limited purpose of: (a) consenting to and acknowledging the amendments to the Contribution Agreement effectuated thereby; and (b) reaffirming any obligations of the undersigned which arise under the terms of the Contribution Agreement and acknowledging that such obligations are not released or impaired by virtue of the Amendment.

U-STORE-IT, L.P., a Delaware limited partnership

By:	U-STORE-IT TRUST, a Maryland real estate investment trust, its general partner

By:	/s/ Jeffrey P. Foster
Name:	Jeffrey P. Foster
Title:	Senior Vice President, Chief
Legal Officer and Secretary

YSI III LLC, a Delaware limited liability company

By:	/s/ Jeffrey P. Foster
Name:	Jeffrey P. Foster
Title:	Vice President

USI II, LLC, a Delaware limited liability company

By:	/s/ Jeffrey P. Foster
Name:	Jeffrey P. Foster
Title:	Vice President

ACQUIPORT/AMSDELL III, LLC, a Delaware limited liability company

By:	U-Store-It, L.P., a Delaware limited partnership,
its sole manager

	By:	U-Store-It Trust, a Maryland real estate
investment trust, its general partner

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President, Chief
Legal Officer and Secretary

S-2

REVISED EXHIBIT C

LIST OF TRANCHE I LOCATION OWNERS

ID	Location Address	City	State	Owner
272	536 N. Power Road	Mesa	AZ	U-STORE-IT, L.P.
273	3026 S Country Club Rd	Mesa	AZ	U-STORE-IT, L.P.
274	909 S Country Club Dr	Mesa	AZ	U-STORE-IT, L.P.
201	480 S Arizona Ave	Chandler	AZ	U-STORE-IT, L.P.
759	3101 Valley Avenue	Pleasanton	CA	U-STORE-IT, L.P.
371	1238 W Baseline Rd	Rialto	CA	ACQUIPORT/AMSDELL III, LLC
336	44618 Pechanga Pkwy	Temecula	CA	ACQUIPORT/AMSDELL III, LLC
316	282 Chapel Rd	S. Windsor	CT	USI II, LLC
370	171 Cedar St	Branford	CT	ACQUIPORT/AMSDELL III, LLC
710	8121 Point Meadows Drive	Jacksonville	FL	U-STORE-IT, L.P.
640	1402 E Bearss Ave	Lutz	FL	U-STORE-IT, L.P.
573	7501 S Dixie Hwy	W. Palm Beach	FL	U-STORE-IT, L.P.
311	60 Littell Rd	E. Hanover	NJ	USI II, LLC
727	343 W Grand St	Elizabeth	NJ	U-STORE-IT, L.P.
310	23711 Miles Rd	Warrenville	OH	USI II, LLC
645	5440 S Marginal Rd	Cleveland	OH	U-STORE-IT, L.P.
764	1058 Murfreesboro Rd.	Nashville	TN	U-STORE-IT, L.P.
765	1202 Antioch Pike	Nashville	TN	U-STORE-IT, L.P.
766	2825 Lebanon Pike	Nashville	TN	U-STORE-IT, L.P.
748	12006 RR 620N	Austin	TX	U-STORE-IT, L.P.
751	610 E. Stassney Lane	Austin	TX	U-STORE-IT, L.P.
702	4309 Ehrlich Road	Tampa	FL	U-STORE-IT, L.P.

C-1

REVISED EXHIBIT D

LIST OF TRANCHE II LOCATION OWNERS

ID	Location Address	City	State	Owner
275	1844 N. 43rd Avenue	Phoenix	AZ	U-STORE-IT, L.P.
574	2010 NE 7th Ave	Dania Beach	FL	U-STORE-IT, L.P.
304	4080 Anglers Ave	Dania	FL	U-STORE-IT, L.P.
698	3495 Lawrenceville Suwanee	Suwanee	GA	U-STORE-IT, L.P.
610	20825 S Rand Rd	Kildeer	IL	YSI III LLC
620	143 W 61st St	Westmont	IL	YSI III LLC
608	16731 S Halsted	Harvey	IL	YSI III LLC
605	1750 Busse Rd	Elk Grove Village	IL	YSI III LLC
611	1245 S Highland Ave	Lombard	IL	YSI III LLC
614	3301 W Buckley Rd	N. Chicago	IL	YSI III LLC
618	665 S Greenbay Rd	Waukegan	IL	YSI III LLC
613	1080 S Butterfield Rd	Mundelein	IL	YSI III LLC
627	9685 Fall Creek Rd	Indianapolis	IN	YSI III LLC
629	8270 Michigan Rd	Indianapolis	IN	YSI III LLC
570	22465 Indian Bridge Rd	California	MD	U-STORE-IT, L.P.
293	7370 W. Cheyenne Avenue	Las Vegas	NV	U-STORE-IT, L.P.
292	2645 S. Nellis Blvd.	Las Vegas	NV	U-STORE-IT, L.P.
778	6446 East Main St	Reynoldsburg	OH	U-STORE-IT, L.P.
740	6017 Interstate 30	Greenville	TX	U-STORE-IT, L.P.
743	8123 Wesley Street	Greenville	TX	U-STORE-IT, L.P.

D-1